UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2020

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 29, 2020, the Board of Directors of Electromed, Inc. (the “Company”) approved and adopted an amendment and restatement of the Bylaws of the Company (the “Bylaws”) to clarify the authority, but not the requirement, for the Company to hold shareholder meetings by means of remote communication, including virtual and hybrid meetings, and to provide notices to shareholders through electronic means of communication.

The foregoing description is qualified by the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.1 to this current report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The text of a letter to shareholders from the Company’s president and chief executive officer dated September 29, 2020 is furnished as Exhibit 99.1 to this current report on Form 8-K and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Number	Description	Method of Filing
3.1	Amended and Restated Bylaws, effective as of September 29, 2020	Filed Electronically
99.1	Shareholder Letter dated September 29, 2020	Furnished Electronically

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: September 29, 2020	By: /s/ Michael J. MacCourt
	Name:	Michael J. MacCourt
	Title:	Chief Financial Officer